Exhibit 31.4

CERTIFICATION PURSUANT TO

15 U.S.C. SECTION 7241

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert T. Barker, certify that:

1.              I have reviewed this Amendment on Form 10-K/A of Goodrich Petroleum Corporation; and

2.              Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 26, 2019

/s/ Robert T. Barker
Robert T. Barker
Senior Vice President, Controller, Chief Accounting Officer and Chief Financial Officer